Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
VERT GLOBAL SUSTAINABLE REAL ESTATE FUND
a series of Manager Directed Portfolios (the “Trust”)

Supplement dated December 4, 2023 to the
Summary Prospectus, Prospectus, and Statement of Additional Information
dated October 31, 2023

The Vert Global Sustainable Real Estate Fund (the “Fund”) is no longer available for purchase. The Fund’s summary prospectus, prospectus and statement of additional information dated October 31, 2023 are no longer in use.

On December 4, 2023, pursuant to an Agreement and Plan of Reorganization previously approved by the Board of Trustees (the “Board”) of the Trust, the Fund converted into the Vert Global Sustainable Real Estate ETF (the “ETF”), a series of the Trust, through the reorganization of the Fund into the ETF (the “Reorganization”). The Board also approved the liquidation of the Fund subsequent to the consummation of the Reorganization.

The Reorganization has now been completed and shareholders of the Fund have received shares of the ETF equal in aggregate net asset value to the shares of the Fund held by the shareholders immediately prior to the Reorganization. The effect of the Reorganization is that Fund shareholders became shareholders of the ETF. The adviser and sub-adviser of the ETF remain the same as the adviser and sub-adviser of the Fund’s prior to the Reorganization. The ETF has the same investment objective and substantially similar investment strategies as the Fund. The Reorganization is expected to qualify as a tax-free transaction for federal income tax purposes.

Please retain this Supplement for future reference.